UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2008

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 Maroon Circle, Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

CSG Systems International, Inc. (“CSG”) generates a significant portion of its revenues from DISH Network (“DISH”). For the third quarter of 2008, CSG generated approximately 18% of its total revenues from DISH.

On December 31, 2008, CSG and DISH entered into the Seventeenth Amendment (the “Amendment”) to the Master Subscriber Management System Agreement (the “Agreement”) between CSG and DISH. The Amendment extended the term of the Agreement, which is summarized as follows:

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The term of the Agreement was extended for a one-year period beginning on January 1, 2009 and expiring on December 31, 2009. The fees to be paid to CSG by DISH during this period are at the rates specified in the Agreement. The Agreement was scheduled to expire December 31, 2008.

•

Upon satisfying certain conditions contained in the Agreement, DISH had an option to extend the term of the Agreement for either one or two years beyond December 31, 2008. As a result of this Amendment, DISH no longer has the unilateral option to extend the Agreement beyond December 31, 2009.

All other terms of the Agreement are unchanged as a result of the Amendment. A copy of the Amendment is included as Exhibit 10.22E to this Form 8-K. A copy of the Agreement was previously filed with the SEC.

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 5, 2009, CSG issued a press release announcing that it had extended its current contract with DISH. A copy of such press release is attached to this Form 8-K as Exhibit 99.1. Exhibit 99.1 and Item 1.01 of this Form 8-K are incorporated into this section by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.22E	Seventeenth Amendment to Master Subscriber Management System Agreement between CSG Systems, Inc. and DISH Network, L.L.C.

99.1	Press release of CSG Systems International, Inc. dated January 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2009

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy Wiese
Randy Wiese, Chief Financial Officer and Principal Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

10.22E	Seventeenth Amendment to Master Subscriber Management System Agreement between CSG Systems, Inc. and DISH Network, L.L.C.

99.1	Press release of CSG Systems International, Inc. dated January 5, 2009

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